ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

March 31, 2020

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
Two Sigma Absolute Return Macro Enhanced Fund, LP	7/1/2014	$9,312,124	$9,749,057	2.98%

Total Commodity Trading Advisors - Managed Futures		9,312,124	9,749,057	2.98

Distressed
Cerberus Partners, L.P.	11/1/2009	2,809,096	8,322,811	2.54
Cerberus SPV, LLC	11/1/2009	1,731,120	5,839,757	1.79

Total Distressed		4,540,216	14,162,568	4.33

Equity Long/Short - High Hedge
Cinctive Global Fund LP	9/3/2019	15,350,000	15,279,551	4.67
Deep Basin Long-Short Fund LP	2/1/2019	10,489,125	11,792,362	3.60
Holocene Advisors Fund LP	4/1/2017	14,700,000	19,959,477	6.10
Iron Triangle Fund LP	7/1/2019	13,550,000	14,775,911	4.51
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	2,516,210	0.77
Point72 Capital, L.P.	12/1/2018	15,650,028	17,559,559	5.36

Total Equity Long/Short - High Hedge		70,329,155	81,883,070	25.01

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,384,154	1,662,962	0.51
Boldhaven Fund LP	8/1/2018	9,936,828	10,015,113	3.06
Pelham Global Financials Fund LP	6/1/2017	7,500,000	7,534,644	2.30
Pelham Long/Short Small Cap Fund LP	7/1/2015	3,009,407	3,298,578	1.01
Pleiad Asia Onshore Feeder Fund	2/1/2016	10,791,346	11,811,901	3.61

Total Equity Long/Short - Opportunistic		35,621,735	34,323,198	10.49

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2020

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	$13,596,103	$15,976,864	4.88%
PGIM Fixed Income Global Liquidity Relative Value I, L.P.	3/1/2019	14,250,000	15,160,908	4.63

Total Fixed Income Arbitrage		27,846,103	31,137,772	9.51

Macro
AKAZ Onshore Fund LP	1/1/2019	10,499,772	12,385,548	3.78
Autonomy Global Macro Fund LP	6/1/2013	10,440,598	11,613,796	3.55
Bellus Ventures II LP	6/1/2019	10,140,000	8,490,251	2.59
Brevan Howard US Rates Opportunities Fund L.P.	12/1/2018	3,450,000	3,780,885	1.15
Broad Reach (US) Fund LP	2/1/2020	11,975,000	8,925,937	2.73
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	6,091,471	14,851,820	4.54
Element Capital US Feeder Fund LLC	7/1/2018	18,910,000	20,771,825	6.34
Rokos Global Macro Fund LP	12/1/2015	12,995,000	18,941,147	5.79
X2 Opportunistic Debt Fund, LLC	2/1/2017	9,114,656	9,515,322	2.91

Total Macro		93,616,497	109,276,531	33.38

Mortgage Arbitrage
Cerberus CMBS Opportunities Fund, L.P.	10/1/2014	9,152,565	8,087,517	2.47
Shelter Growth Opportunities Fund LP	2/1/2016	8,225,279	4,201,871	1.28
Tilden Park Investment Fund LP	3/1/2012	5,094,938	9,554,244	2.92

Total Mortgage Arbitrage		22,472,782	21,843,632	6.67

Multi-Strategy
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	293,899	468,915	0.14
Magnetar Capital Fund, LP	1/1/2008	119,163	155,157	0.05
Perry Partners, L.P.	11/1/2006	6,004	22,719	0.01
QVT SLV Onshore Ltd.	3/1/2012	259,233	407,365	0.12
QVT Special Investment Onshore Fund, Ltd.	3/1/2012	23,162	57,773	0.02
Sculptor Asia Domestic Partners LP	1/1/2006	17,704	144	0.00

Total Multi-Strategy		719,165	1,112,073	0.34

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2020

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Other Directional
BCIM Credit Opportunities, LP	10/1/2014	$1,877,106	$3,710,473	1.13%
Burford Alternative Income Fund LP	12/19/2018	5,597,013	6,241,356	1.91

Total Other Directional		7,474,119	9,951,829	3.04

Private Placements
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	719,189	2,349,072	0.72
Sculptor Europe Domestic Partners II LP	4/1/2007	46,036	775	0.00

Total Private Placements		765,225	2,349,847	0.72

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	10,155,881	16,342,078	4.99
GSA QMS Fund LP	6/1/2011	10,334	9,543	0.00
Squarepoint Focus US Feeder LP	9/1/2019	10,350,000	10,387,196	3.17
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	14,334,734	28,397,327	8.68

Total Statistical Arbitrage		34,850,949	55,136,144	16.84

Total Investments in Investment Funds		$307,548,070	370,925,721	113.31

Liabilities in excess of Other Assets			(43,583,012)	(13.31)

Total Net Assets			$327,342,709	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2020

Strategy Allocation	Percent of Net Assets
Macro	33.38%
Equity Long/Short - High Hedge	25.01
Statistical Arbitrage	16.84
Equity Long/Short - Opportunistic	10.49
Fixed Income Arbitrage	9.51
Mortgage Arbitrage	6.67
Distressed	4.33
Other Directional	3.04
Commodity Trading Advisors - Managed Futures	2.98
Private Placements	0.72
Multi-Strategy	0.34

Total Investments in Investment Funds	113.31%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Funds of Hedge Funds and Alternative Lending Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2020 to March 31, 2020, the Fund did not have any transfers between Levels 1, 2, or 3.

As of March 31, 2020, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.